UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21969

The GDL Fund (formerly, The Gabelli Global Deal Fund)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report

June 30, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

For the six months ended June 30, 2011, the net asset value (“NAV”) total return of The GDL Fund (the “Fund”) was 4.67%, compared with the return of the 3 Month U.S. Treasury Bill Index increase of 0.04%. The total return for the Fund’s publicly traded shares was 5.12%. On June 30, 2011, the Fund’s NAV per share was $15.07, while the price of the publicly traded shares closed at $13.41 on the New York Stock Exchange (“NYSE”).

Enclosed are the portfolio of investments and financial statements as of June 30, 2011.

Comparative Results

Average Annual Returns through June 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	3 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	1.13%	4.67%	10.19%	3.42%	2.86%
Investment Total Return (c)	1.47	5.12	11.77	4.81	0.11
3 Month U.S. Treasury Bill Index	0.01	0.04	0.12	0.26	1.27
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GDL FUND

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2011:

Long Positions
U.S. Government Obligations	22.2%
Semiconductors	10.6%
Specialty Chemicals	8.4%
Energy and Utilities	8.2%
Health Care	7.6%
Machinery	6.8%
Diversified Industrial	5.8%
Computer Software and Services	5.2%
Telecommunications	5.0%
Financial Services	3.5%
Consumer Products and Services	3.2%
Retail	3.1%
Food and Beverage	2.8%
Electronics	2.4%
Transportation	1.3%
Equipment and Supplies	1.0%
Computer Hardware	0.8%

Business Services	0.6%
Cable and Satellite	0.5%
Publishing	0.3%
Entertainment	0.2%
Aerospace	0.2%
Real Estate Investment Trusts	0.1%
Metals and Mining	0.1%
Materials	0.1%
Media	0.0%
Real Estate	0.0%
Educational Services	0.0%
Health Care Providers and Services	0.0%
Hotels and Gaming	0.0%
Electronic Equipment	0.0%

100.0%

Short Positions
Financial Services	(1.8)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 16, 2011 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 16, 2011 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Clarence A. Davis and Arthur V. Ferrara as Trustees of the Fund. A total of 20,677,860 votes and 20,689,116 votes were cast in favor of these Trustees and a total of 939,513 votes and 928,257 votes were withheld for these Trustees, respectively. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Trustee of the Fund. A total of 1,823,770 votes were cast in favor of this Trustee and a total of 56,268 votes were withheld for this Trustee.

Mario J. Gabelli, CFA, Anthony J. Colavita, Mario d’Urso, Michael J. Melarkey, Edward T. Tokar, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GDL FUND

Schedule of Investments

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 76.7%
	Aerospace and Defense — 0.1%
76,000	The Allied Defense Group Inc.†	$534,466	$266,000

	Business Services — 0.6%
5,000	Acxiom Corp.†	55,055	65,550
85,000	Clear Channel Outdoor Holdings Inc., Cl. A†	596,386	1,079,500
50,000	Diebold Inc.	1,833,135	1,550,500
12,000	GTSI Corp.†	56,890	64,440

		2,541,466	2,759,990

	Cable and Satellite — 0.5%
70,000	British Sky Broadcasting Group plc	763,221	951,017
40,000	Cablevision Systems Corp., Cl. A	650,594	1,448,400

		1,413,815	2,399,417

	Computer Hardware — 0.0%
10,000	Seagate Technology plc	143,485	161,600
1,000	Smart Modular Technologies WWH Inc.†	9,214	9,160

		152,699	170,760

	Computer Software and Services — 5.2%
13,000	Hypercom Corp.†	94,169	127,790
40,000	Integral Systems Inc.†	486,617	486,800
100,000	Lawson Software Inc.†	1,110,981	1,122,000
10,000	Mediamind Technologies Inc.†	219,752	219,400
8,000	Mentor Graphics Corp.†	50,733	102,480
21,600	Soapstone Networks Inc.†	0	146
285,000	SRA International Inc., Cl. A†	8,848,347	8,812,200
300,000	Telvent GIT SA†	11,935,545	11,940,000
90,000	Yahoo! Inc.†	1,971,967	1,353,600

		24,718,111	24,164,416

	Consumer Products and Services — 3.2%
27,000	Avon Products Inc.	785,322	756,000
12,000	Fortune Brands Inc.	728,010	765,240
33,000	Harman International Industries Inc.	1,267,450	1,503,810
8,000	Heelys Inc.†	20,860	18,240
2,000	Medion AG	37,529	37,849
500	Pre-Paid Legal Services Inc.†	29,960	33,245
4,000	Schulthess Group†	259,270	256,913

Shares		Cost	Market Value

270,000	The Timberland Co., Cl. A†	$11,584,153	$11,601,900

		14,712,554	14,973,197

	Diversified Industrial — 5.8%
100,000	Demag Cranes AG	6,526,017	6,512,660
511,000	Graham Packaging Co. Inc.†	12,887,199	12,887,420
36,000	ITT Corp.	2,154,481	2,121,480
10,000	M&F Worldwide Corp.†	240,791	258,400
364,000	Myers Industries Inc.	7,600,510	3,741,920
80,000	Smiths Group plc	1,622,670	1,542,042

		31,031,668	27,063,922

	Educational Services — 0.0%
7,000	Corinthian Colleges Inc.†	35,735	29,820

	Electronic Equipment — 0.0%
500	Harbin Electric Inc.†	6,628	7,560

	Electronics — 2.4%
500	Aleo Solar AG†	16,389	17,271
211,700	Alliance Semiconductor Corp.	1,035,246	95,265
105,000	Bel Fuse Inc., Cl. A	3,176,567	2,436,000
4,000	International Rectifier Corp.†	42,194	111,880
490,000	L-1 Identity Solutions Inc.†	5,735,685	5,757,500
420,000	Laird plc	1,355,053	1,365,015
114,000	Niscayah Group AB	320,753	331,626
11,000	Roth & Rau AG†	357,154	327,968
52,000	Zoran Corp.†	546,721	436,800
33,000	Zygo Corp.†	282,063	436,260

		12,867,825	11,315,585

	Energy and Utilities — 8.4%
280,000	Atlas Energy Inc., Escrow† (a)	0	28,000
105,000	Atlas Energy LP	1,651,650	2,281,650
10,000	Capital Power Income LP	197,007	197,003
30,000	Central Vermont Public Service Corp.	1,031,824	1,084,500
5,000	Constellation Energy Group Inc.	182,361	189,800
315,000	DPL Inc.	9,521,983	9,500,400
320,000	Dragon Oil plc	1,961,209	2,683,486
70,000	Dynegy Inc.†	321,650	433,300
212,000	Endesa SA	8,396,675	7,058,673
10,000	Ensco plc, ADR	535,500	533,000
2,500	EXCO Resources Inc.	49,240	44,125
20,000	Heritage Oil plc†	102,385	70,425
20,000	Iberdrola Renovables SA	84,118	88,344

See accompanying notes to financial statements.

THE GDL FUND

Schedule of Investments (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
50,000	Nicor Inc.	$2,502,783	$2,737,000
5,500	NorthWestern Corp.	112,640	182,105
85,000	NRG Energy Inc.†	1,993,153	2,089,300
1,000	Origin Energy Ltd.	15,738	16,936
100,000	Progress Energy Inc.	4,465,468	4,801,000
90,000	Southern Union Co.	2,999,440	3,613,500
15,000	TGC Industries Inc.†	116,988	95,850
100,000	WesternZagros Resources Ltd.†	303,795	64,285

		36,545,607	37,792,682

	Entertainment — 0.2%
65,000	Take-Two Interactive Software Inc.†	492,080	993,200

	Equipment and Supplies — 1.0%
403,300	Gerber Scientific Inc.†	4,437,666	4,488,729
1,000	The Middleby Corp.†	23,710	94,040

		4,461,376	4,582,769

	Financial Services — 3.5%
30,000	Chaucer Holdings plc	27,739	25,579
5,000	CNinsure Inc., ADR†	85,842	73,650
2,000	Danvers Bancorp Inc.	43,186	43,540
97,000	First Niagara Financial Group Inc.	1,357,158	1,280,400
30,000	FPIC Insurance Group Inc.†	1,247,186	1,250,400
120,000	Marshall & Ilsley Corp.	814,477	956,400
1,000	NYSE Euronext	34,700	34,270
500,000	optionsXpress Holdings Inc.	9,227,176	8,340,000
242,000	SLM Corp.	3,815,110	4,068,020
39,645	The Student Loan Corp., Escrow (a)	0	99,113

		16,652,574	16,171,372

	Food and Beverage — 2.8%
175,000	China Huiyuan Juice Group Ltd.	171,825	89,730
1,500,000	Parmalat SpA†	5,605,302	5,642,565
1,000	Reddy Ice Holdings Inc.†	5,181	2,810
370,000	Sara Lee Corp.	6,653,210	7,026,300

		12,435,518	12,761,405

	Health Care — 7.4%
500	Actelion Ltd.†	25,874	24,627
14,000	ArthroCare Corp.†	105,564	468,580
1,000	Biogen Idec Inc.†	47,946	106,920
40,000	Cellestis Ltd.	144,841	136,428

Shares		Cost	Market Value

215,000	Cephalon Inc.†	$17,163,519	$17,178,500
2,000	Enzon Pharmaceuticals Inc.†	17,870	20,100
13,000	Gilead Sciences Inc.†	523,790	538,330
30,000	Grifols SA, ADR†	240,000	225,300
44,500	Indevus Pharmaceuticals Inc., Escrow† (a)	0	48,950
3,000	Life Technologies Corp.†	102,960	156,210
750,000	Q-Med AB† (a)	8,247,578	9,367,293
235,000	Smith & Nephew plc	2,606,706	2,508,145
11,000	Synthes Inc. (b)	1,875,696	1,935,058
20,000	Trimeris Inc.†	71,450	49,400
83,000	WuXi PharmaTech (Cayman) Inc., ADR†	1,474,642	1,457,480

		32,648,436	34,221,321

	Health Care Providers and Services — 0.0%
4,000	Continucare Corp.†	25,340	24,720

	Hotels and Gaming — 0.0%
1,000	MGM Resorts International†	2,620	13,210

	Machinery — 6.8%
265,000	Bucyrus International Inc. (c)	23,908,308	24,289,900
1,800	Sauer-Danfoss Inc.†	23,895	90,702
190,000	Tognum AG	6,824,503	7,125,207

		30,756,706	31,505,809

	Materials — 0.1%
6,000	CIMPOR - Cimentos de Portugal SGPS SA	45,956	45,845
1,000	Rock-Tenn Co., Cl. A	76,700	66,340
6,000	Temple-Inland Inc.	171,263	178,440

		293,919	290,625

	Media — 0.0%
50,000	APN News & Media Ltd.	235,405	70,520

	Metals and Mining — 0.1%
6,000	Breakwater Resources Ltd.†	45,596	46,161
28,000	Camino Minerals Corp.†	5,242	10,161
20,000	Forsys Metals Corp.†	99,402	31,106
5,000	Lonmin plc	73,737	116,600
2,000	Lundin Mining Corp., Toronto†	16,101	15,346
20,000	Pilot Gold Inc.†	61,171	45,622
9,000	Xstrata plc	53,675	198,108

		354,924	463,104

See accompanying notes to financial statements.

THE GDL FUND

Schedule of Investments (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Publishing — 0.3%
200,000	PRIMEDIA Inc.	$1,413,780	$1,410,000
136,000	SCMP Group Ltd.	48,079	32,857

		1,461,859	1,442,857

	Real Estate — 0.0%
5,000	ECO Business-Immobilien AG†	39,976	46,985

	Real Estate Investment Trusts — 0.1%
16,000	Nationwide Health Properties Inc.	651,887	662,560

	Retail — 3.1%
95,000	BJ’s Wholesale Club Inc.†	4,784,019	4,783,250
400,000	Bulgari SpA	6,762,965	7,059,369
6,000	California Pizza Kitchen Inc.†	110,637	110,820
10,000	Casey’s General Stores Inc.	374,550	440,000
3,200	Dollar Thrifty Automotive Group Inc.†	145,291	235,968
270,000	J. Crew Group Inc., Escrow† (a)	0	0
8,000	Massmart Holdings Ltd	155,608	165,400
14,000	McCormick & Schmick’s Seafood Restaurants Inc.†	128,433	120,260
2,000	Regis Corp.	37,316	30,640
50,000	The Forzani Group Ltd., Cl. A	1,353,309	1,365,545

		13,852,128	14,311,252

	Semiconductors — 10.6%
60,000	Advanced Analogic Technologies Inc.†	362,986	363,300
2,500	LTX-Credence Corp.†	18,894	22,350
765,124	National Semiconductor Corp.	18,475,859	18,829,702
240,000	Varian Semiconductor Equipment Associates Inc.†	14,715,312	14,745,600
1,000,000	Verigy Ltd.†	14,431,748	14,970,000

		48,004,799	48,930,952

	Specialty Chemicals — 8.4%
18,000	Airgas Inc.	1,117,863	1,260,720
20,000	Ashland Inc.	227,650	1,292,400

Shares		Cost	Market Value

200,000	Rhodia SA	$8,935,239	$9,072,189
205,000	The Lubrizol Corp.	27,492,827	27,525,350

		37,773,579	39,150,659

	Telecommunications — 5.0%
700,000	Asia Satellite Telecommunications Holdings Ltd.	1,556,319	1,619,183
18,000	BCE Inc.	366,213	707,220
300,000	EMS Technologies Inc.†	9,855,744	9,891,000
27,000	Global Crossing Ltd.†	664,680	1,036,260
250,000	SAVVIS Inc.†	9,819,819	9,882,500

		22,262,775	23,136,163

	Transportation — 1.3%
191,000	K-Sea Transportation Partners LP†	1,553,547	1,556,650
315,000	Vector Aerospace Corp.†	4,187,108	4,232,879

		5,740,655	5,789,529

	TOTAL COMMON STOCKS	352,707,130	355,512,361

	RIGHTS — 0.2%
	Health Care — 0.2%
80,700	Clinical Data Inc., CVR, expire 04/14/18† (a)	0	76,665
350,000	Sanofi, CVR, expire 12/31/20†	703,500	843,500

	TOTAL RIGHTS	703,500	920,165

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
220	Kinross Gold Corp., Cl. D, expire 09/17/14†	1,048	559

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 0.9%
	Aerospace — 0.1%
$500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	387,926	511,250

	Computer Hardware — 0.8%
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,638,824	3,885,000

	TOTAL CONVERTIBLE CORPORATE BONDS	4,026,750	4,396,250

See accompanying notes to financial statements.

THE GDL FUND

Schedule of Investments (Continued)

June 30, 2011 (Unaudited)

Principal Amount			Cost	Market Value

		U.S. GOVERNMENT OBLIGATIONS — 22.2%
$102,885,000		U.S. Treasury Bills, 0.025% to 0.150%††, 07/21/11 to 12/22/11	$102,858,743	$102,863,262

TOTAL INVESTMENTS — 100.0%			$460,297,171	463,692,597

SECURITIES SOLD SHORT (Proceeds received $9,325,416)				(8,389,500)

			Settlement Date	Unrealized Appreciation/ Depreciation

		FORWARD FOREIGN EXCHANGE CONTRACTS
10,000,000	(d)	Deliver Euros in exchange for United States Dollars 14,489,516 (e)	07/29/11	117,484
5,000,000	(d)	Deliver Euros in exchange for United States Dollars 7,244,758 (e)	07/29/11	(90,208)

		TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		27,276

Notional Amount		Termination Date

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$228,270 (100,000 Shares)	Gulf Keystone Petroleum Ltd.	06/27/12	(6,011)
5,295 (1,000 Shares)	J Sainbury plc	06/27/12	(9)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(6,020)

			Market Value

Other Assets and Liabilities (Net)			7,196,282

PREFERRED STOCK (2,879,758 preferred shares outstanding)			(143,987,900)

NET ASSETS — COMMON SHARES (21,131,897 common shares outstanding)			$318,532,735

NET ASSET VALUE PER COMMON SHARE ($318,532,735 ÷ 21,131,897 shares outstanding)			$15.07

Shares		Proceeds	Market Value

	SECURITIES SOLD SHORT — (1.8)%
	Financial Services — (1.8)%
510,000	The Charles Schwab Corp.	$9,325,416	$8,389,500

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2011, the market value of fair valued securities amounted to $9,620,021 or 2.07% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the market value of the Rule 144A security amounted to $1,935,058 or 0.42% of total investments.
(c)	Securities, or a portion thereof, with a value of $9,166,000 are pledged as collateral for securities sold short.
(d)	Principal amount denoted in Euros.
(e)	At June 30, 2011, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	79.3%	$367,844,953
Europe	16.5	76,179,201
Asia/Pacific	4.0	18,466,783
Latin America	0.2	1,036,260
South Africa	—	165,400

Total Investments	100.0%	$463,692,597

Short Positions
North America	1.8%	$8,389,500

See accompanying notes to financial statements.

THE GDL FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

Assets:
Investments, at value (cost $460,297,171)	$463,692,597
Foreign currency, at value (cost $579,937)	580,063
Cash	17,956
Deposit at brokers	8,200,800
Receivable for investments sold	8,495,527
Dividends and interest receivable	160,152
Unrealized appreciation on forward foreign exchange contracts	117,484
Deferred offering expense	634,859
Prepaid expense	5,157

Total Assets	481,904,595

Liabilities:
Securities sold short, at value (proceeds, $9,325,416)	8,389,500
Payable for investments purchased	8,145,010
Distributions payable	111,991
Payable for investment advisory fees	2,157,305
Payable for payroll expenses	26,289
Payable for accounting fees	7,500
Unrealized depreciation on forward foreign exchange contracts	90,208
Unrealized depreciation on swap contracts	6,020
Series B 7.00% Cumulative Preferred Shares, callable and mandatory redemption 03/26/18 (See Notes 2 and 5)	143,987,900
Payable for rights offering expenses	330,113
Other accrued expenses	120,024

Total Liabilities	163,371,860

Net Assets Attributable to Common Shareholders	$318,532,735

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$314,741,776
Accumulated net investment loss	(5,472,321)
Accumulated net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	4,909,698
Net unrealized appreciation on investments	3,395,426
Net unrealized depreciation on swap contracts	(6,020)
Net unrealized depreciation on securities sold short	935,916
Net unrealized appreciation on foreign currency translations	28,260

Net Assets	$318,532,735

Net Asset Value per Common Share:
($318,532,735 ÷ 21,131,897 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$15.07

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $63,728)	$3,679,758
Interest	195,011

Total Investment Income	3,874,769

Expenses:
Investment advisory fees	3,112,582
Interest expense on preferred shares	5,329,200
Offering expense for issuance of preferred shares	537,069
Shareholder communications expenses	63,687
Payroll expenses	55,557
Trustees’ fees	46,310
Legal and audit fees	42,185
Dividends on securities sold short	30,600
Accounting fees	22,500
Custodian fees	21,905
Shareholder services fees	8,007
Miscellaneous expenses	37,002

Total Expenses	9,306,604

Net Investment Loss	(5,431,835)

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	12,579,164
Net realized loss on swap contracts	(40,893)
Net realized loss on foreign currency transactions	(205,706)

Net realized gain on investments, swap contracts, and foreign currency transactions	12,332,565

Net change in unrealized appreciation on investments	6,950,111
Net change in unrealized depreciation on swap contracts	(1,355)
Net change in unrealized depreciation on securities sold short	935,916
Net change in unrealized depreciation on foreign currency translations	(216,453)

Net change in unrealized appreciation/depreciation on investments, swap contracts, securities sold short, and foreign currency translations	7,668,219

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	20,000,784

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$14,568,949

See accompanying notes to financial statements.

THE GDL FUND

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations:
Net investment loss	$(5,431,835)	$(11,769,730)
Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	12,332,565	14,225,755
Net change in unrealized appreciation/depreciation on investments, swap contracts, securities sold short, and foreign currency translations	7,668,219	7,270,340

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	14,568,949	9,726,365

Distributions to Common Shareholders:
Net realized short-term gain	(5,550,090)*	(563,444)
Return of capital	(7,986,716)*	(26,544,152)

Total Distributions to Common Shareholders	(13,536,806)	(27,107,596)

Fund Share Transactions:
Net decrease from repurchase of common shares	(480,371)	(134,536)
Recapture of gain on sale of Fund shares by an affiliate	—	10,388

Net Decrease in Net Assets from Fund Share Transactions	(480,371)	(124,148)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	551,772	(17,505,379)

Net Assets Attributable to Common Shareholders:
Beginning of period	317,980,963	335,486,342

End of period (including undistributed net investment income of $0 and $0, respectively)	$318,532,735	$317,980,963

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

THE GDL FUND

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2011

(Unaudited)

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$14,568,949

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of investment securities	(650,476,831)
Proceeds from sales of investment securities	607,722,446
Proceeds from short sales of investment securities	9,325,416
Net sales of short-term investment securities	10,740,772
Net realized gain on investments	(12,579,164)
Net change in unrealized appreciation/depreciation on investments and swap contracts	(6,948,756)
Net amortization of premium/(discount)	(150,455)
Increase in receivable in unrealized appreciation on forward foreign exchange contracts	(123,382)
Net change in unrealized appreciation/depreciation on securities sold short contracts	(935,916)
Increase in receivable for investments sold	(90,683)
Increase in payable for investments purchased	465,024
Increase in receivable for deposit at broker	(8,200,800)
Increase in payable for rights offering expenses	330,113
Decrease in dividends and interest receivable	297,622
Decrease in deferred offering expense	18,244
Decrease in prepaid expense	6,024
Decrease in payable for investment advisory fees	(1,338,468)
Decrease in payable for payroll expenses	(4,863)
Decrease in other accrued expenses	(3,832)

Net cash used in operating activities	(37,378,540)

Cash Flows from Financing Activities:
Call of Series A 8.50% Cumulative Preferred Shares	(96,012,100)
Issuance of Series B 7.00% Cumulative Preferred Shares, callable and mandatory redemption 03/26/18	143,987,900
Decrease in distributions payable	(1,357)
Distributions to Common Shareholders	(13,536,806)
Decrease in payable for Fund shares repurchased	(134,536)
Decrease from repurchase of common shares	(480,371)

Net cash from financing activities	33,822,730

Net decrease in cash	(3,555,810)

Cash (including foreign currency):
Beginning of period	4,153,829

Ending of period	$598,019

See accompanying notes to financial statements.

THE GDL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,					Period Ended December 31, 2007 (h)
			2010		2009		2008
Operating Performance:
Net asset value, beginning of period	$15.02		$15.84		$16.20		$18.50	$19.06	(i)

Net investment income/(loss)	(0.26)		(0.56)		(0.54)		0.18	0.37
Net realized and change in unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	0.95		1.02		1.46		(0.89)	0.27

Total from investment operations	0.69		0.46		0.92		(0.71)	0.64

Distributions to Common Shareholders:
Net investment income	—		—		—		(0.18)	(0.30)
Net realized gain	(0.26	)*	(0.03)		—		(0.43)	(0.90)
Return of capital	(0.38	)*	(1.25)		(1.28)		(0.99)	—

Total distributions to common shareholders	(0.64)		(1.28)		(1.28)		(1.60)	(1.20)

Common Share Transactions:
Increase in net asset value from common share transactions	—		—		—		0.01	0.00	(f)
Decrease in net asset value from repurchase of common shares	(0.00	)(f)	(0.00	)(f)	(0.00	)(f)	—	—
Recapture of gain on sale of Fund shares by an affiliate	—		0.00	(f)	—		—	—

Total fund share transactions	(0.00	)(f)	0.00	(f)	0.00	(f)	0.01	0.00	(f)

Net Asset Value, End of Period	$15.07		$15.02		$15.84		$16.20	$18.50

NAV total return †	4.67%		3.07%		5.90%		(4.06)%	3.35	%***

Market value, end of period	$13.41		$13.37		$14.41		$13.14	$15.96

Investment total return ††	5.12%		1.72%		20.03%		(8.39)%	(14.55	)%****

See accompanying notes to financial statements.

THE GDL FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,			Period Ended December 31, 2007 (h)
			2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$462,521		$413,993	$431,498	—	—
Net assets attributable to common shares, end of period (in 000’s)	$318,533		$317,981	$335,486	$343,657	$394,017
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs	(3.39	)%(g)	(3.60)%	(3.35)%	1.02%	2.12	%(g)
Ratio of operating expenses including interest and offering costs to average net assets attributable to common shares (a)(b)	5.80	%(g)	4.39%	4.67%	0.67%	0.64	%(g)
Ratio of operating expenses excluding interest and offering costs to average net assets attributable to common shares	4.05	%**(g)	1.89%**	2.53%	0.65%	0.62	%(g)
Portfolio turnover rate	167%		365%	371%	334%	177	%†††
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (c)
Liquidation value, end of period (in 000’s)	—		$96,012	$96,012	—	—
Total shares outstanding (in 000’s)	—		1,920	1,920	—	—
Liquidation preference per share	—		$50.00	$50.00	—	—
Average market value (d)	—		$53.05	$53.40	—	—
Asset coverage per share	—		$215.59	$224.71	—	—
Asset coverage	—		431%	449%	—	—
7.000% Series B Cumulative Preferred Shares (e)
Liquidation value, end of period (in 000’s)	$143,988
Total shares outstanding (in 000’s)	2,880
Liquidation preference per share	$50.00
Average market value (d)	$52.60
Asset coverage per share	$160.61
Asset coverage	321%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 411%.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
**	The ratio includes amortization of offering costs on preferred shares.
***	Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
****	Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.66% and 0.63%, respectively. For the six months ended June 30, 2011 and the year ended December 31, 2010, there were no Custodian Fee Credits, and for the year ended December 31, 2009, the effect of Custodian Fee Credits was minimal.
(b)	The Fund incurred interest expense during the years ended December 31, 2010, 2009 and 2008 and the period ended December 31, 2007, interest and offering costs include amounts relating to the 8.50% Series A Preferred Shares issued during these periods. The Fund incurred interest expense during the six months ended June 30, 2011. Interest and offering costs include amounts relating to the 7.00% Series B Preferred Shares issued during this period.
(c)	Series A Cumulative Preferred Shares were first issued on February 6, 2009.
(d)	Based on weekly prices.
(e)	Series B Cumulative Preferred Shares were first issued on April 15, 2011.
(f)	Amount represents less than $0.005 per share.
(g)	Annualized.
(h)	The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.
(i)	The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

See accompanying notes to financial statements.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Organization.  The GDL Fund, formerly The Gabelli Global Deal Fund (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. Under normal market conditions, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$37,764,382	—	$28,000	$37,792,382
Financial Services	16,072,259	—	99,113	16,171,372
Health Care	34,172,371	—	48,950	34,221,321
Retail	14,311,252	—	0	14,311,252
Other Industries (a)	253,016,034	—	—	253,016,034
Total Common Stocks	355,336,298	—	176,063	355,512,361
Rights (a)	843,500	—	76,665	920,165
Warrants (a)	559	—	—	559
Convertible Corporate Bonds (a)	—	$4,396,250	—	4,396,250
U.S. Government Obligations	—	102,863,262	—	102,863,262
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$356,180,357	$107,259,512	$252,728	$463,692,597
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(8,389,500)	$—	$—	$(8,389,500)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(8,389,500)	$—	$—	$(8,389,500)

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/11
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	$—	$117,484	$—	$117,484
LIABILITIES (Unrealized Depreciation):*
FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(90,208)	—	(90,208)
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$(6,020)	$—	$(6,020)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$21,256	$—	$21,256

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended June 30, 2011.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 6/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 6/30/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$—	$—	$—	$28,000	$0	$—	$—	$—	$28,000	$28,000
Financial Services	—	—	—	99,113	0	—	—	—	99,113	99,113
Health Care	48,950	—	—	—	—	—	—	—	48,950	—
Retail	—	—	—	—	0	—	—	—	0	—
Total Common Stocks	48,950	—		127,113	0	—	—	—	176,063	127,113
Rights:
Health Care	—	—	—	76,665	0	—	—	—	76,665	76,665
TOTAL INVESTMENTS IN SECURITIES	$48,950	$—	$—	$203,778	$0	$—	$—	$—	$252,728	$203,778

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

measurements using significant unobservable inputs (Level 3). The FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statement except for additional disclosures made in the notes.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Merger Arbitrage Risk.  The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2011, if any, are not accounted for as hedging instruments under U.S. GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Depreciation
		Market Value Appreciation on:	One Month LIBOR plus 90 bps plus Market Value Depreciation on:
$228,270	(100,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/27/12	$(6,011)
5,295	(1,000 Shares)	J Sainsbury plc	J Sainsbury plc	6/27/12	(9)

					$(6,020)

The Fund’s volume of activity in equity contract for difference swap agreements during the six months ended June 30, 2011 had an average monthly notional amount of approximately $256,023.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Forward foreign exchange contracts at June 30, 2011 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the six months ended June 30, 2011 had an average monthly value of approximately $12,702,089.

Fair Values of Derivative Instruments as of June 30, 2011:

The following table presents the value of derivatives held as of June 30, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Assets:
Forward Currency Exchange Contracts	Assets, Unrealized appreciation on forward foreign exchange contracts	$117,484
Liabilities:
Equity Contracts	Liabilities, Unrealized depreciation on swap contracts	(6,020)
Forward Currency Exchange Contracts	Liabilities, Unrealized depreciation on forward foreign exchange contracts	(90,208)

Total		$21,256

Effect of Derivative Instruments on the Statement of Operations during the Six Months Ended June 30, 2011:

The following table presents the effect of derivatives on the Statement of Operations during the six months ended June 30, 2011 by primary risk exposure:

Derivative Contracts	Realized loss on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income
Equity Contracts	$(40,893)	$(1,355)
Forward Currency Exchange Contracts	—	123,382

Total	$(40,893)	$122,027

Repurchase Agreements.  The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2011, the Fund held no investments in repurchase agreements.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2011, there were no short sales outstanding.

Series B Cumulative Preferred Shares.  For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense” on preferred shares within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were neither custodian fee credits earned nor such interest expense incurred during the six months ended June 30, 2011.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. GAAP. See Series B Cumulative Preferred Shares above for discussion of U.S. GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long-term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Any paid-in capital that is a component of a distribution and is not sourced from realized gains of the Fund should not be considered as yield or total return on an investment from the Fund.

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$563,444	$8,183,698
Return of capital	26,544,152	—

Total distributions paid	$27,107,596	$8,183,698

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, swap contracts, and foreign currency translations	$(5,097,207)
Post-October capital loss deferral	(21,970)
Other temporary differences*	(108,723)

Total	$(5,227,900)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and adjustments on investments in swap contracts.

Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2010, the Fund deferred capital losses of $21,970.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2011:

	Cost (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$461,613,680	$13,627,708	$(11,548,791)	$2,078,917
Short sales	(9,325,416)	935,916	—	935,916

	$452,288,264	$14,563,624	$(11,548,791)	$3,014,833

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the six months ended June 30, 2011, the Fund accrued a $1,965,276 performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2011, the Fund paid brokerage commissions on security trades of $331,386 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2011, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2011, the Fund paid or accrued $55,557 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the six months ended June 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $633,209,944 and $597,671,331, respectively.

5.  Capital.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share.

Transactions in shares of beneficial interest for the six months ended June 30, 2011 and the year ended December 31, 2010 were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Shares repurchased	(35,813)	$(480,371)	(10,100)	$(134,536)

The Fund filed a shelf registration statement with the SEC, which became effective August 6, 2008. Under this shelf registration statement, on February 10, 2009, the Fund issued 1,920,242 Series A 8.50% Cumulative Callable Preferred Shares (liquidation preference, $50 per share) (“Series A Preferred Shares”), $0.001 par value, and received

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

$95,532,039 (after solicitation fees paid to Gabelli & Company, Inc. as dealer manager of $480,061 – see Note 3 Transactions with Affiliates). On May 31, 2011, the Fund called all 1,697,246 outstanding Series A Preferred Shares at the redemption price of $50 plus accumulated and unpaid dividends to the redemption date of $0.7674 per share.

Also under this shelf registration statement, the Fund completed an additional rights offering whereby three transferable rights were issued for each Series A Preferred Share held as of March 1, 2011. On April 15, 2011, the Fund issued 2,879,758 Series B Cumulative Puttable and Callable Preferred Shares (liquidation preference, $50 per share) (“Series B Preferred Shares”), $0.001 par value, upon the submission of two rights and either $50 or one share of Series A Preferred Shares. The cash proceeds to the Fund from the exercise of the rights totaled $132,550,124 (after solicitation fees paid to Gabelli & Company, Inc. as dealer manager of $287,976 – see Note 3 Transactions with Affiliates). In addition, subscribing shareholders surrendered 222,996 Series A Preferred Shares at the $50 liquidation preference value totaling $11,149,800 to acquire Series B Preferred Shares.

The Fund retired all Series A Preferred Shares.

The Series B Preferred Shares pay quarterly distributions in March, June, September, and December of each year at an annual dividend rate of 7.00% for the dividend periods ending on or prior to March 26, 2012. The annual dividend rate thereafter will be reset by the Board and publicly announced in notices at least sixty days prior to (a) March 26, 2012 for the four dividend periods ending March 26, 2013, (b) March 26, 2013 for the eight dividend periods ending March 26, 2015, and (c) March 26, 2015 for all remaining dividend periods prior to the mandatory redemption date of March 26, 2018. The Series B Preferred Shares may be put back to the Fund during a period after the announcement of a new rate, and may be redeemed by the Fund at any time three years after the issuance date of the Series B Preferred Shares. Each reset date will take into account interest rates for debt securities with similar timeframes to put or maturity and annual dividend rates may be lower than 7.00%, but not less than 3.00% annually. At June 30, 2011, there were 2,879,758 Series B Preferred Shares outstanding and accrued dividends amounted to $111,991.

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  Management has evaluated the impact on the Fund of events occurring subsequent to June 30, 2011, through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

TRUSTEES AND OFFICERS

THE GDL FUND

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Carter W. Austin

Vice President

Peter D. Goldstein

Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

	Common	7.00% Preferred
NYSE-Symbol:	GDL	GDL PrB
Shares Outstanding:	21,131,897	2,879,758

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 01/01/11 through 01/31/11	Common – 5,000 Preferred Series A – N/A	Common – $13.47 Preferred Series A – N/A	Common – 5,000 Preferred Series A – N/A	Common – 21,162,710 Preferred Series A – 1,920,242

Month #2 02/01/11 through 02/28/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,162,710 Preferred Series A – 1,920,242

Month #3 03/01/11 through 03/31/11	Common – 22,900 Preferred Series A – N/A	Common –$13.4511 Preferred Series A – N/A	Common – 22,900 Preferred Series A – N/A	Common –21,139,810 Preferred Series A – 1,920,242

Month #4 04/01/11 through 04/30/11	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 21,139,810 Preferred Series A – 1,697,246 Preferred Series B – 2,879,758

Month #5 05/01/11 through 05/31/11	Common – N/A Preferred Series A – 1,697,246 Preferred Series B – N/A	Common – N/A Preferred Series A – $50.00 Preferred Series B – N/A	Common – N/A Preferred Series A – 1,697,246 Preferred Series B – N/A	Common – 21,139,810 Preferred Series A – 0 Preferred Series B – 2,879,758

Month #6 06/01/11 through 06/30/11	Common – 7,913 Preferred Series B – N/A	Common – $13.1896 Preferred Series B – N/A	Common – 7,913 Preferred Series B – N/A	Common – 21,131,897 Preferred Series B – 2,879,758

Total	Common – 35,813 Preferred Series A – 1,697,246 Preferred Series B – N/A	Common – $13.41 Preferred Series A - $50.00 Preferred Series B – N/A	Common – 35,813 Preferred Series A – 1,697,246 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The GDL Fund (formerly, The Gabelli Global Deal Fund)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 9/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 9/8/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 9/8/11

*	Print the name and title of each signing officer under his or her signature.